[STATE OF COLORADO SEAL]


                                STATE OF COLORADO
                               DEPARTMENT OF STATE
                                   CERTIFICATE

                 I,  VICTORIA  BUCKLEY,  SECRETARY  OF  STATE OF THE  STATE  OF

COLORADO  HEREBY  CERTIFY  THAT

                 ACCORDING TO THE RECORDS OF THIS OFFICE

                           ASSET INVESTORS CORPORATION
                             (MARYLAND CORPORATION)

FILE # 19871709364 WAS FILED IN THIS OFFICE ON February 04, 1987 AND HAS COMPLIED WITH THE APPLICABLE PROVISIONS OF THE LAWS OF THE STATE OF COLORADO AND ON THIS DATE IS IN GOOD STANDING AND AUTHORIZED AND COMPETENT TO TRANSACT BUSINESS OR TO CONDUCT ITS AFFAIRS WITHIN THIS STATE.



Dated: March 14, 1997










                              /s/Victoria Buckley
                         -----------------------------
                               SECRETARY OF STATE